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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 APRIL 28, 2006
                                 --------------
                Date of Report (Date of earliest event reported)


                               CCFNB BANCORP, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)



         PENNSYLVANIA                     0-19028                23-2254643
         -------------                    -------                ----------
(State or other jurisdiction of         (Commission           (I.R.S. Employer
      incorporation)                    File Number)         Identification No.)

                                 232 EAST STREET
                              BLOOMSBURG, PA 17815
                              --------------------
                    (Address of principal executive offices)



                                  570-784-4400
                                  ------------
              (Registrant's telephone number, including area code)


                                       N/A
                                ----------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF A DIRECTOR AND ELECTION OF A DIRECTOR

     On April 27, 2006, the Board of Directors of CCFNB Bancorp, Inc. regretfully accepted the resignation of William F. Hess, Director of CCFNB Bancorp, Inc. effective April 27, 2006. Mr. Hess was required to resign as a director due to an age limitation in the registrant's bylaws. Mr. Hess had no disagreement over corporate Policy and Management.

     On April 27, 2006, the Board of Directors of CCFNB Bancorp, Inc. elected Mr. Bruce McMichael to the unexpired Director's term of William F. Hess. Mr. McMichael is expected to serve on the following committees:

     - Credit Administration

     - Trust

     - Asset Liability

     - Human Resource
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 28, 2006                     CCFNB Bancorp, Inc.


                                         By: /s/ Lance O. Diehl
                                            -----------------------------------
                                            Name:  Lance O. Diehl
                                            Title: President and Chief Executive
                                                   Officer

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